                    AMENDMENT TO SECURITIES LENDING AGREEMENT


         AMENDMENT {"Amendment"), dated October 3, 2001, to the securities lending agreement ("Lending Agreement"), dated December 22, 1998, between The Chase Manhattan Bank ("Chase") and each of the Delaware registered investment companies listed on Schedule A to the Lending Agreement (each a "Lender").

         For good and valuable consideration, the receipt of which is hereby acknowledged, it s hereby agreed between Chase and each Lender as follows:

         1. Existing Schedule A to the Lending Agreement is hereby deleted and the Schedule A annexed hereto is substituted thereof.

         2. Notwithstanding the foregoing, the Lending Agreement shall continue with full force and effect as respects Loans by any Lender outstanding as of the effective date hereof, which Loans, however, shall be terminated as soon as reasonably practicable in the case of any Lender appearing on deleted Schedule A but not on substituted Schedule A.

         3. Except expressly amended by this Amendment, the Lending Agreement shall remain in full force and effect in accordance with its terms.

         4. All references to the Lending Agreement in the Agreement or any other document executed or delivered in connection therewith shall, from an after the effective date of this Amendment, be deemed to be references to the Lending Agreement, as amended hereby, unless the context expressly requires otherwise.

         5. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         6. This Amendment shall be governed by an construed in accordance with the laws of the State of New York, without giving effect to its principles of conflict of laws.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first-above written.


THE CHASE MANHATTAN BANK                 DELAWARE FUNDS

By:      /s/ George S. Snyder            By:      /s/ David K. Downes
         -------------------                      ------------------
Name:    George S, Snyder                Name:    David K. Downes
Title:   Vice President                  Title:   President, CEO, CFO
Date:    October 9, 2001                 Date:    October 3, 2001

                                   SCHEDULE A

                    Schedule of Accounts Eligible for Lending

Currently Lending:
------------------------------- ---------------- ------------------------------------------------ ----------------------
         *Domestic                                                                                      Approved
------------------------------- ---------------- ------------------------------------------------ ----------------------
           Titan                                                                                    Yes          No

------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P50665                                                   DELAWARE GROUP PREMIUM FUND/     X
                                                                          GROWTH & INCOME SERIES
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P50669                                                   DELAWARE GROUP PREMIUM FUND/     X
                                                                                 BALANCED SERIES
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P50670                                                   DELAWARE GROUP PREMIUM FUND/     X
                                                                     GROWTH OPPORTUNITIES SERIES
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P50671                                                   DELAWARE GROUP INCOME FUNDS/     X
                                                                                 DELCHESTER FUND
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P50672                                                   DELAWARE GROUP PREMIUM FUND/     X
                                                                                    TREND SERIES
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P50676                                                 DELAWARE GROUP EQUITY FUNDS I/     X
                                                                                   BALANCED FUND
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P50677                                                 DELAWARE GROUP EQUITY FUNDS I/     X
                                                                                      DEVON FUND
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P50684                                                DELAWARE GROUP EQUITY FUNDS IV/     X
                                                                       GROWTH OPPORTUNITIES FUND
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P50685                                                 DELAWARE GROUP EQUITY FUNDS V/     X
                                                                            SMALL-CAP VALUE FUND
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P82406                                               DELAWARE GROUP EQUITY FUNDS III/     X
                                                                                      TREND FUND
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P82404                                                DELAWARE GROUP EQUITY FUNDS II/     X
                                                                      DECATUR EQUITY INCOME FUND
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P82405                                                DELAWARE GROUP EQUITY FUNDS II/     X
                                                                            GROWTH & INCOME FUND
------------------------------- ---------------- ------------------------------------------------ ---------- -----------

Currently Lending:
------------------------------- ---------------- ------------------------------------------------ ----------------------
      *International                                                                                     Approved
------------------------------- ---------------- ------------------------------------------------ ----------------------
           Titan                        GTI                                                         Yes          No
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P81294                       7689                        DELAWARE GROUP PREMIUM FUND/     X
                                                                     INTERNATIONAL EQUITY SERIES
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P81295                       7690                              DELAWARE POOLED TRUST/     X
                                                                  INTERNATIONAL EQUITY PORTFOLIO
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P81296                       7691                              DELAWARE POOLED TRUST/     X
                                                                   GLOBAL FIXED INCOME PORTFOLIO
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P81297                       7692                              DELAWARE POOLED TRUST/     X
                                                             LABOR SELECT INT'L EQUITY PORTFOLIO
------------------------------- ---------------- ------------------------------------------------ ---------- -----------
           P81298                       7693        DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS/     X
                                                                 INTERNATIONAL VALUE EQUITY FUND
------------------------------- ---------------- ------------------------------------------------ ---------- -----------

                    Schedule of Accounts Eligible for Lending

---------------- -------- ------------------------------------------- ------------ ------------- ------------
     Titan         GTI                                                January       February       MarcH
---------------- -------- ------------------------------------------- ------------ ------------- ------------

---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P50665                                  GROWTH AND INCOME SERIES  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P50669                                           BALANCED SERIES  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P50670                               GROWTH OPPORTUNITIES SERIES  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P50671                                           DELCHESTER FUND  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P50672                                              TREND SERIES  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P50676                                             BALANCED FUND  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P50677                                                DEVON FUND  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P50684                                 GROWTH OPPORTUNITIES FUND  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P50685                                      SMALL-CAP VALUE FUND  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P82406                                                TREND FUND  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P81294         7689                  INTERNATIONAL EQUITY SERIES  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P81295         7690               INTERNATIONAL EQUITY PORTFOLIO  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P81296         7691                GLOBAL FIXED INCOME PORTFOLIO  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P81297         7692          LABOR SELECT INT'L EQUITY PORTFOLIO  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------
    P81298         7693                    INTERNATIONAL EQUITY FUND  $
---------------- -------- ------------------------------------------- ------------ ------------- ------------


                                 AMENDMENT NO.1

                                       to

                                   SCHEDULE A

                        DELAWARE GROUP EQUITY FUNDS III

                         SHAREHOLDER SERVICES AGREEMENT

                               APPLICABLE SERIES

                         EFFECTIVE AS OF JUNE 26, 2001

Delaware American Services Fund
Delaware Focused Growth Fund (formerly Delaware Large Cap Growth Fund) Delaware Research Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware Health Care Fund
Delaware Small Cap Growth Fund




AGREED AND ACCEPTED:

DELAWARE SERVICES COMPANY, INC.         DELAWARE GROUP EQUITY FUNDS III
                                        for its series set forth
                                        in this Schedule A

By:    /s/ Douglas L. Anderson          By:    /s/ David K. Downes
       -------------------------------         ---------------------------------
Name:  Douglas L. Anderson              Name:  David K. Downes
       -------------------------------         ---------------------------------
Title: Senior Vice President            Title: President
       -------------------------------         ---------------------------------